EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER OF

EVIL EMPIRE DESIGNS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Evil Empire Designs, Inc. for the quarter ended June 30, 2022, the undersigned, Sheila Cunningham, President and Chief Executive Officer of Evil Empire Designs, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 fairly presents, in all material respects, the financial condition and results of operations of Evil Empire Designs, Inc.

Date: August 23, 2022	/s/ Sheila Cunningham
Sheila Cunningham
President and Chief Executive Officer
(principal executive officer, principal accounting officer and principal financial officer)